News Announcement                                                                    For Immediate Release

Contact:
Jeffrey D. Gash                                                                                           Joseph N. Jaffoni, Robert L. Rinderman
Chief Financial Officer                                                                                       Jaffoni & Collins Incorporated
631/273-5500 or jgash@jacoelect.com                                                                    212/835-8500 or jaco@jcir.com

JACO ELECTRONICS COMPLETES SALE OF ELECTRONIC
COMPONENT DISTRIBUTION ASSETS TO WPG AMERICAS, INC.

- Jaco Now Positioned as a Pure-Play Flat Panel Display Distributor and Integrator -

Hauppauge, NY, January 7, 2009 -- Jaco Electronics, Inc. (Nasdaq: JACO), a global distributor and integrator of customized flat panel display solutions (LCD), announced today that it has completed the previously announced sale of certain assets of its electronic components distribution business to WPG Americas, Inc. (“WPG”), a member of WPG Holdings (TSE:3702).  Jaco Electronics is filing a Form 8-K with the Securities and Exchange Commission with additional details of the completed transaction.

Joel Girsky, Chairman, President and CEO of Jaco Electronics stated, “The completion of the sale of certain of the electronic components distribution assets to WPG represents an important financial and strategic milestone in the Company’s nearly half century of operations.  Since entering the display industry in the late 1990’s, we have leveraged our distribution expertise and representation of key suppliers, including industry leaders like Advantech, AU Optronics, ELO/Tyco, Hitachi, Kyocera, NEC, Samsung, Sharp and 3M, into a full-service, one-stop display solutions provider that cost-effectively addresses our customers’ display requirements.  As a result, our display operations have become the fastest growing and most profitable part of Jaco’s operations.

“With Jaco’s full corporate resources now devoted to display and embedded computer solutions, our strong technical capabilities, engineering and integration expertise, as well as our wealth of supply chain management experience, we are uniquely positioned to capitalize on the growing demand for flat panel displays.  We will continue to specialize in commercial and industrial applications, kiosks and digital signage, and focus on serving industries including aerospace, financial services, defense contracting, security, transportation, medical, gaming and many others.

“With excellent display engineering, integration, sales and marketing teams already in place, and deep and broad key industry relationships, including alliances with the majority of the sector’s top LCD manufacturers, we believe Jaco can achieve further, profitable growth in the years ahead,” concluded Mr. Girsky.

-more-

Jaco Electronics, 1/7/09 page 2

About Jaco Electronics
Jaco is a leading distributor and integrator of display (LCD) and embedded computer solutions and related components.  The Company operates an in-house display integration center housing its engineering and manufacturing staff and operations.  The integration center allows Jaco to provide customers with unique, value-added solutions and a “one-stop” source for their display and integration requirements.  For more information, please visit www.jacoelectronics.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This press release provides historical information and includes forward-looking statements.  Although we believe that the expectations in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct.  The forward-looking statements are based upon a number of assumptions and estimates that, while considered reasonable by our management, are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond our control, and upon assumptions with respect to future business decisions which are subject to change.  Accordingly, the forward-looking statements are only an estimate, and actual results will vary from the forward-looking statements, and these variations may be material.  Consequently, the inclusion of the forward-looking statements should not be regarded as a representation by us of results that actually will be achieved.  Forward-looking statements are necessarily speculative in nature, and it is usually the case that one or more of the assumptions in the forward-looking statements do not materialize.  Investors are cautioned not to place undue reliance on the forward-looking statements.  We caution that, among others, the factors below, which are discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as amended, and in our other filings with the Securities and Exchange Commission, could cause our results to differ materially from those stated in the forward-looking statements.  These factors include (i) the highly cyclical nature of our industry and the adverse impact of downturns in our industry; (ii) our dependence on a limited number of suppliers for the products we distribute and most of our distribution agreements are cancelable upon short notice; (iii) the market for our products is very competitive and our industry is subject to rapid technological change; (iv) our dependence on individual purchase orders and absence of long-term supply agreements exposes us to customer cancellations, reductions or delays; (v) our substantial leverage and debt service obligations; (vi) volatility in the pricing of components; (vii) disruptions in transportation of our products by third party carriers; (viii) potential warranty and/or product liability risks inherent in the products we sell; and (ix) our dependence on the continued service of key members of our management and technical personnel.

#  #  #